                            Note to Exhibit 10.141

     The following Lease Supplement No. 1 is substantially identical in all material respects to the additional Lease Supplements No. 1 except as follows:

- -----------------------------------------------------------
Aircraft (Tail No.)
- -----------------------------------------------------------
N591ML*
- -----------------------------------------------------------
N592ML
- -----------------------------------------------------------
N593ML
- -----------------------------------------------------------

- -------
* Filed document

                                                                  EXHIBIT 10.141

                                                                  CONFORMED COPY

                        LEASE SUPPLEMENT NO. 1 [N591ML]
                        -------------------------------

          THIS LEASE SUPPLEMENT NO. 1 [N591ML] dated January 31, 2001, between BOMBARDIER CAPITAL INC., the Lessor, and MIDWAY AIRLINES CORPORATION, a Delaware corporation, the Lessee;

                             W I T N E S S E T H :

          WHEREAS, the Lessor and the Lessee have heretofore entered into that certain Lease Agreement [N591ML], dated as of January 31, 2001 (the "Lease", the terms defined therein being herein used with the same meaning), which Lease provides, among other things, for the execution and delivery of Lease Supplements in substantially the form hereof for the purpose of leasing a specific Aircraft under the Lease when delivered by the Lessor to the Lessee in accordance with the terms thereof;

          WHEREAS, the Lease, a counterpart of which is attached hereto and made a part hereof, relates to the Aircraft and Engines described in Schedule I hereto and this Lease Supplement, together with such attachment, is being filed for recordation on the date hereof with the FAA as one document;

          NOW, THEREFORE, in consideration of the premises and other good and sufficient consideration, and pursuant to Section 2 of the Lease, the Lessor and the Lessee hereby agree as follows:

          1. The Lessor hereby delivers and leases to the Lessee, and the Lessee hereby accepts and leases from the Lessor, under the Lease as herein supplemented, the Aircraft, described in Schedule I hereto.

          2. The Delivery Date is the date of this Lease Supplement set forth in the opening paragraph hereof.

          3. The Term shall commence on the Delivery Date and continue through February 28, 2002 (the " Expiration Date"), unless terminated earlier as provided in the Lease.

          4. Lessee hereby confirms to Lessor that Lessee has duly and irrevocably accepted the Aircraft under and for all purposes hereof, of the Lease and of the other Operative Agreements.

          5. All of the terms and provisions of the Lease are hereby incorporated by reference in this Lease Supplement to the same extent as if fully set forth herein.

          6. This Lease Supplement may be executed by the parties hereto in separate counterparts and all such counterparts shall together constitute but one and the same instrument. To the extent, if any, that this Lease Supplement constitutes chattel paper (as such term is defined in the Uniform Commercial Code as in effect in any applicable jurisdiction), no security interest in this Lease Supplement or the Lease may be created through the transfer or possession of any counterpart other than the original counterpart of each thereof containing the receipt therefor executed by the Lessor on the signature page of each thereof.

          7. THIS LEASE SUPPLEMENT HAS BEEN DELIVERED IN THE STATE OF NEW YORK AND SHALL IN ALL RESPECTS BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE.

                            [Signature Page Follows]

          IN WITNESS WHEREOF, the Lessor and the Lessee have each caused this Lease Supplement to be duly executed by their authorized officers as of the day and year first above written.

                                 BOMBARDIER CAPITAL INC.


                                 By:  /s/ Michel Bourgeois
                                      --------------------------------------
                                     Name:  Michel Bourgeois
                                     Title: Vice President & General Manager


                                 By:  /s/ Lawrence F. Assell
                                     ---------------------------------------
                                     Name:  Lawrence F. Assell
                                     Title: Vice President & General Manager


                                 MIDWAY AIRLINES CORPORATION


                                 By:  /s/ Jonathan S. Waller
                                     ----------------------------------------
                                     Name:   Jonathan S. Waller
                                     Title:  Senior Vice President
                                             General Counsel

TO THE EXTENT, IF ANY, THAT THIS LEASE SUPPLEMENT CONSTITUTES CHATTEL PAPER (AS SUCH TERM IS DEFINED IN THE UNIFORM COMMERCIAL CODE AS IN EFFECT IN ANY APPLICABLE JURISDICTION), NO SECURITY INTEREST IN THIS LEASE SUPPLEMENT MAY BE CREATED THROUGH THE TRANSFER OR POSSESSION OF ANY COUNTERPART HEREOF OTHER THAN THE ORIGINAL COUNTERPART CONTAINING THE RECEIPT THEREFOR EXECUTED BY THE LESSOR IMMEDIATELY FOLLOWING THIS LEGEND.

          Receipt of this original counterpart of the foregoing Lease Supplement is hereby acknowledged on this _____ day of January 2001.

                                 BOMBARDIER CAPITAL INC.


                                 By:___________________________________
                                     Name:
                                     Title:


                                 By:____________________________________
                                     Name:
                                     Title:

                                                                      SCHEDULE I


                      DESCRIPTION OF AIRFRAME AND ENGINES
                      -----------------------------------

                                    AIRFRAME


                         Manufacturer's                                        Manufacturer's
Manufacturer                  Model               FAA Registration No.           Serial No.
- -----------                  -----               ---------------------           ----------
Bombardier Inc.              CL-600-2B19                 N591ML                     7388



                                    ENGINES

                             Manufacturer's     Manufacturer's
Manufacturer                     Model            Serial Nos.
- ------------                     -----            -----------
General Electric Company        CF34-3B1          GE-E-872692
                                                  GE-E-872697



          Each Engine is of 750 or more "rated take-off horsepower" or the equivalent of such horsepower.